COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), is made as of January 29, 2026, by and between Quantum Scan Holdings, Inc., a Delaware corporation (the “Company”), and Scilex Holding Company, a Delaware corporation (the “Purchaser”).

The parties hereby agree as follows:

1. Purchase and Sale of Common Stock.

1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to Purchaser, at the Closing, 193,021,436 shares of Common Stock of the Company (the “Common Stock”), at a purchase price per share of $0.14247 per share and an aggregate purchase price of $27,499,763.99. The shares of Common Stock issued to the Purchaser pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, within five (5) business days after the Company’s delivery of a written notice to Purchaser stating the Company’s intent to consummate the purchase and sale of the Shares, which notice shall not be delivered by the Company prior to the conversion of that certain Convertible Promissory Note, dated as of January 29, 2026, issued by the Company to Purchaser, into shares of Common Stock (as may be amended or restated from time to time) (which time and place are designated as the “Closing”).

(b) At the Closing, the Company shall deliver to the Purchaser an electronic stock certificate representing the Shares being purchased by the Purchaser (or a notice of issuance of the Shares if the Company’s shares are uncertificated) at the Closing against payment of the purchase price therefor by check payable to the Company, by contribution of cash, by wire transfer to a bank account designated by the Company or by any combination of such methods.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a) “Code” means the Internal Revenue Code of 1986, as amended.

(b) The phrase “to the Company’s knowledge” shall mean the Officers’ actual knowledge after reasonable investigation and assuming such knowledge as the individual would have as a result of the reasonable performance of the individual’s duties in the ordinary course.

(c) “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.

(d) “Officer” means the Chief Executive Officer, President, Chief Financial Officer and any other person who reports directly to the Board of Directors of the Company (the “Board of Directors”) or the Chief Executive Officer.

(e) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(f) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(g) “Transaction Agreements” means this Agreement and any other written agreement entered into between the Company and the Purchaser pursuant to this Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date of the Closing, except as otherwise indicated.

2.1 Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

2.2 Capitalization.

(a) The authorized capital of the Company consists, immediately prior to the Closing, of 1,800,000,000 shares of Common Stock, of which (i) 200,023,540 shares are issued and outstanding immediately prior to the Closing (excluding shares of Common Stock issuable upon conversion of that certain Convertible Promissory Note dated on or around the date hereof, issued by the Company to Purchaser), and (ii) warrants to purchase 257,278,650 shares have been issued and are outstanding immediately prior to the Closing. All of the outstanding shares of the Company’s capital stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b) The Company has reserved 172,727,729 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2025 Equity Incentive Plan duly adopted by the Board of Directors and approved by the Company stockholders (as amended and/or restated to date, the “Stock Plan”). Of such reserved shares of Common Stock, (i) no shares have been issued pursuant to restricted stock purchase agreements and/or the exercise of options and are currently outstanding, (ii) no options to purchase shares have been granted or are currently outstanding and (iii) all 172,727,729 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan, all of which remain uncommitted and unallocated.

2.3 Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4 Authorization. All corporate action required to be taken by the Board of Directors and the Company’s stockholders in order to authorize the Company to enter into the Transaction Agreements, and to issue the Shares at the Closing, has been taken or will be taken prior to the applicable Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the applicable Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.5 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement and subject to the filings described in Section 2.6 below, the Shares will be issued in compliance with all applicable federal and state securities laws.

2.6 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for the filings pursuant to applicable securities laws, which have been made or will be made in a timely manner.

2.7 Compliance with Other Instruments. The Company is not in violation or default (a) of any provisions of its Certificate of Incorporation or Bylaws; (b) of any instrument, judgment, order, writ or decree; (c) under any note, indenture or mortgage; (d) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound; or (e) to the Company’s knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company, the violation of which would have a Material Adverse Effect. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture or nonrenewal of any material permit or license applicable to the Company.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

3.1 Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.

3.4 Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5 No Public Market. The Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

3.6 Legends. The Purchaser understands that the Shares and any securities issued in respect of, or exchange for the Shares, may be notated with one or all of the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(a) Any legend set forth in, or required by, the other Transaction Agreements.

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument or book entry so legended.

3.7 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.9 No General Solicitation. Neither the Purchaser nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

3.10 Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on the Purchaser’s signature page; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which it has its principal place of business is identified in the address of the Purchaser set forth on the Purchaser’s signature page.

4. Conditions to the Purchasers’ Obligations at Closing. The obligations of the Purchaser to purchase Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company in all respects on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the applicable Closing.

4.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser (or its respective counsel) shall have received all such original and certified counterparts or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell Shares to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser purchasing Shares in such Closing contained in Section 3 shall be true and correct in all respects as of the applicable Closing.

5.2 Performance. The Purchaser purchasing Shares in such Closing shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the applicable Closing.

5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. “Market Stand-Off” Agreement. The Purchaser shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock or other securities of the Company held by Purchaser (other than those included in the registration) (the “Restricted Securities”), during the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2241 or NYSE Member Rule 472 or any successor or similar rule or regulation). Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriters that are consistent with the foregoing or that are necessary to give further effect to the foregoing provision. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s Restricted Securities until the end of such period. The underwriters of the Company’s stock are intended third-party beneficiaries of this Section 6 and shall have the right, power and authority to enforce the provisions hereof as though they were a party to this Agreement.

7. Miscellaneous.

7.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

7.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6 Notices.

(a) General. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing (including email) and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or three (3) business days after deposit with an international express overnight air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested; or (iii) four (4) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the party to be notified at the address indicated for such party on the signature page hereto, or at such other address as any party hereto may designate by giving ten (10) days’ advance written notice to all other parties in accordance with the provisions of this Section 7.6. If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Paul Hastings LLP, 1117 S. California Avenue, Palo Alto, CA 94304, Attn: Jeff Hartlin, jeffhartlin@paulhastings.com.

(b) Consent to Electronic Notice. The Purchaser consents to the delivery of any stockholder notice pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), as amended or superseded from time to time, by electronic mail pursuant to the DGCL at the e-mail address set forth below such Purchaser’s name on the signature page, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

7.7 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.8 Costs of Enforcement. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.9 Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon the Purchaser and each transferee of the Shares, each future holder of all such securities and the Company.

7.10 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

7.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.12 Entire Agreement. This Agreement (including the Exhibits hereto) and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

7.13 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

7.14 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the United States District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALLENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS

WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

7.15 Waiver of Information Rights. Purchaser hereby acknowledges and agrees that, except for such information as required to be delivered to Purchaser by the Company pursuant to this Agreement, Purchaser shall have no right to receive any information from the Company by virtue of Purchaser’s purchase of the Shares, Purchaser’s ownership of the Shares or as a result of Purchaser being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, Purchaser hereby waives Purchaser’s inspection rights under Section 220 of the DGCL and all such similar information or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company, the Company’s capital stock or the Shares (the “Inspection Rights”). Purchaser hereby covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer or cause to be commenced any claim, action, cause of action or other proceeding to pursue or exercise the Inspection Rights.

7.17 Waiver of Conflicts. Each party to this Agreement acknowledges that Paul Hastings LLP, counsel for the Company, may have in the past performed, and may continue to, or in the future, perform, legal services for the Purchaser in matters that are similar, but not substantially related, to the transactions described in this Agreement, including the representation of the Purchaser in venture capital financings and other matters. Accordingly, each party to this Agreement hereby acknowledges that (a) they have had an opportunity to ask for information relevant to this disclosure, and (b) Paul Hastings LLP represents only the Company with respect to the Agreement and the transactions contemplated hereby. The Company gives its informed consent to Paul Hastings LLP’s existing and/or future representation of the Purchaser in matters not substantially related to this Agreement, and the Purchaser give its informed consent to Paul Hastings LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby. Purchaser has been advised to consult with its separate counsel regarding this Agreement and the transactions contemplated hereby. Purchaser acknowledges that it has fully consulted, or has elected not to consult, with its separate counsel regarding this Agreement and the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first written above.

COMPANY: Quantum Scan Holdings, Inc.

By:______________________________________

Name: Mustaq A. Patel

Title: Chief Executive Officer

Address: 960 San Antonio Road, Palo Alto, CA 94303

Email: ma@quantumscan.co

PURCHASER: Scilex Holding Company

By: ______________________________________

Name: Henry Ji, Ph.D.

Title: Chief Executive Officer

Address: 960 San Antonio Road, Palo Alto, CA 94303

Email: hji@scilexholding.com